SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: August 7, 1997



                       RECKSON ASSOCIATES REALTY CORP.
            (Exact name of Registrant as specified in its Charter)



                                   Maryland
                           (State of Incorporation)



       1-13762                                           11-3233650
(Commission File Number)                          (IRS Employer Id. Number)



                        225 Broadhollow Road                          11747
                         Melville, New York                        (Zip Code)
              (Address of principal executive offices)



                                (516) 694-6900
             (Registrant's telephone number, including area code)


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     (99)      Press Release and Additional Information


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RECKSON ASSOCIATES REALTY CORP.



                              /s/ J. Michael Maturo
                              _______________________________________
                              J. Michael Maturo
                              Executive Vice President
                              and Chief Financial Officer



Date:  August 7, 1997



                                EXHIBIT INDEX
                                -------------


EXHIBITS                      DESCRIPTION                        PAGE
--------                      -----------                        ----

(99)                     Press Release and                         5
                         Additional Information